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                                                                    EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 13, 1998 included in Advanced Environmental Recycling Technologies, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP

Dallas, Texas
May 15, 1998